UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2020

Central Index Key Number of the issuing entity: 0001816147

Benchmark 2020-B18 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-226943-07	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Wall Street, New York, New York	10005
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 8.01. Other Events.

On July 31, 2020, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the Benchmark 2020-B18 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2020-B18 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of July 1, 2020 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of (x) the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class A-2, Class X-B, Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the Class AGN-X, Class AGN-D, Class AGN-E, Class AGN-F and Class AGN-G Certificates (collectively, the “Offered Loan-Specific Certificates”), and (y) the VRR Interest and the AGN-VRR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about July 31, 2020, under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of thirty-seven (37) commercial mortgage loans (the “Mortgage Loans”), secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee simple and/or leasehold estates in 154 commercial and/or multifamily properties, and a subordinate interest in one commercial mortgage loan (the “Trust Subordinate Companion Loan”). Certain of the Mortgage Loans were acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated July 23, 2020, between the Registrant and GACC; certain of the Mortgage Loans and the Trust Subordinate Companion Loan were acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated July 23, 2020, between the Registrant and JPMCB; certain of the Mortgage Loans were acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated July 23, 2020, between the Registrant and GSMC; and certain of the Mortgage Loans were acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated July 23, 2020, between the Registrant and CREFI.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Agellan Portfolio	N/A	Exhibit 99.14
Moffett Towers Buildings A, B & C	Exhibit 99.5	Exhibit 99.15
BX Industrial Portfolio	Exhibit 99.6	Exhibit 99.16
MGM Grand & Mandalay Bay	Exhibit 99.7	Exhibit 99.17
1633 Broadway	Exhibit 99.8	Exhibit 99.18
711 Fifth Avenue	Exhibit 99.9	Exhibit 99.19
280 North Bernardo	N/A	Exhibit 99.20
420 Taylor Street	(1)	Exhibit 99.21
3000 Post Oak	N/A	Exhibit 99.22
Chase Center Tower I	Exhibit 99.10	Exhibit 99.23

2

Chase Center Tower II	Exhibit 99.10	Exhibit 99.24
Brass Professional Center	N/A	Exhibit 99.25
Apollo Education Group HQ Campus	Exhibit 99.11	Exhibit 99.26
Bellagio Hotel and Casino	Exhibit 99.12	Exhibit 99.27
Southcenter Mall	Exhibit 99.13	Exhibit 99.28
Kings Plaza	Exhibit 99.11	Exhibit 99.29
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement, however, if greater than $38,000,000 aggregate principal balance of the related pari passu companion loans are included together in a future securitization, the subject Whole Loan will be serviced pursuant to the related Non-Serviced PSA for such securitization. Such Non-Serviced PSA will be identified and filed on a Form 8-K following such servicing shift securitization date.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans and the Trust Subordinate Companion Loan were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc. and Drexel Hamilton, LLC, as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of July 23, 2020, between the Registrant, the Underwriters and GACC, (ii) the sale of the Privately Offered Certificates (other than the Class A-2 Certificates, the “Direct Sale Certificates”) by the Registrant to Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc. and Drexel Hamilton, LLC, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to the Certificate Purchase Agreement, dated as of July 23, 2020, between the Registrant, the Initial Purchasers and GACC, (iii) the sale of the Direct Sale Certificates by the Registrant to JPMCB, as purchaser, pursuant to the Certificate Purchase Agreement, dated as of July 23, 2020, between the Registrant and JPMCB, (iv) the sale of the Offered Loan-Specific Certificates by the Registrant to Deutsche Bank Securities Inc. and J.P. Morgan Securities, LLC, as loan-specific initial purchasers (collectively, in such capacities, the “Loan-Specific Initial Purchasers”), pursuant to the Certificate Purchase Agreement, dated as of July 22, 2020, between the Registrant, the Loan-Specific Initial Purchasers and GACC and (iv) the sale of the VRR Interest by the Registrant to Deutsche Bank AG, New York Branch, JPMCB, Goldman Sachs Bank USA and CREFI (collectively, in such capacities, the “VRR Interest Purchasers”) and the sale of the AGN-VRR Interest by the Registrant to JPMCB (in such capacity, the “AGN-VRR Interest Purchaser”), each such sale pursuant to the applicable Mortgage Loan Purchase Agreement, each dated as of July 23, 2020, attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4, respectively. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates, the Offered Loan-Specific Certificates, the VRR Interest and the AGN-VRR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 23, 2020 and filed with the Securities and Exchange Commission on July 31, 2020. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $636,912,000, on July 23, 2020. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,949,383, were approximately $647,428,056. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, approximately $50,000 in the form of fees were paid to the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchasers, $0 were paid to or for the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchasers and approximately $5,899,383 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to (i) the Initial Purchasers on such date the Privately Offered Certificates (other than the Direct Sale Certificates), having an aggregate initial certificate balance of $93,993,108, (ii) JPMCB on such date the Direct Sale Certificates, having an initial certificate balance of $164,258,000, (iii) the Loan-Specific Initial Purchasers on such date the Offered Loan-Specific Certificates, having an aggregate initial certificate balance of $163,400,000, (iv) the VRR Interest Purchasers on such date the VRR Interest, having an aggregate initial interest balance of $39,300,000 and (v) the AGN-VRR Interest Purchaser on such date the AGN-VRR Interest, having an initial interest balance of

3

$8,600,000, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-226943) was originally declared effective on October 23, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The Class G-RR and Class H-RR Certificates were sold to Eightfold Real Estate Capital Fund V, L.P. for $8,460,648 (excluding accrued interest) (representing approximately 0.837% of the aggregate fair value of all of the Publicly Offered Certificates and Privately Offered Certificates (other than the Class R Certificates) and the VRR Interest, based on actual sale prices and finalized tranche sizes) pursuant to the credit risk retention agreement.

Given that initial outstanding principal balance of the VRR Interest constitutes approximately 4.206% of the ABS interest issued by the Issuing Entity (“ABS Interest”), the Retaining Sponsor is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $8,031,121 (representing approximately 0.794% of the aggregate fair value of all ABS Interests issued by the Issuing Entity), excluding accrued interest.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated July 20, 2020 and as filed with the Securities and Exchange Commission on July 20, 2020 under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

4

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of July 23, 2020, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of July 1, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated July 31, 2020.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated July 31, 2020 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 23, 2020.
99.1	Mortgage Loan Purchase Agreement, dated July 23, 2020, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated July 23, 2020, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated July 23, 2020, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Company
99.4	Mortgage Loan Purchase Agreement, dated July 23, 2020, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
99.5	Trust and Servicing Agreement, dated as of February 26, 2020, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian and Wilmington Trust, National Association, as trustee.
99.6	Pooling and Servicing Agreement, dated as of May 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, and Wells Fargo Bank, National Association, as trustee, as certificate administrator, as paying agent and as custodian.
99.7	Trust and Servicing Agreement, dated as of May 5, 2020, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Situs Holdings, LLC, as special servicer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as a trustee.
99.8	Trust and Servicing Agreement, dated as of December 20, 2019, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as custodian and as trustee, and Pentalpha Surveillance LLC, as operating advisor.

5

99.9	Pooling and Servicing Agreement, dated as of May 1, 2020, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.10	Pooling and Servicing Agreement, dated as of May 1, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, and Wells Fargo Bank, National Association, as trustee, as certificate administrator, as paying agent and as custodian.
99.11	Pooling and Servicing Agreement, dated as of March 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
99.12	Trust and Servicing Agreement, dated as of December 1, 2019, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Park Bridge Lender Services LLC, as operating advisor.
99.13	Pooling and Servicing Agreement, dated as of January 1, 2020, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as general special servicer, CWCapital Asset Management LLC, as special servicer with respect to the Starwood Industrial Portfolio whole loan, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
99.14	Agreement Between Noteholders, dated as of July 31, 2020 by and between JPMorgan Chase Bank, National Association as initial Note A-1 Holder, initial Note A-2 Holder, initial Note A-3 Holder, initial Note A-4 Holder, initial Note A-5 Holder, initial Note A-6 Holder and initial Note A-7 Holder, and JPMorgan Chase Bank, National Association as initial Note B Holder, relating to the Agellan Portfolio Whole Loan.
99.15	Co-Lender Agreement, dated as of February 26, 2020 by and among Goldman Sachs Bank USA as initial Note A-1-S-1 Holder, initial Note A-1-C-1 Holder, initial Note A-1-C-2 Holder, initial Note A-1-C-3 Holder, initial Note A-1-C-4 Holder, initial Note A-1-C-5 Holder, initial Note A-1-C-6 Holder, initial Note A-1-C-7 Holder, initial Note A-1-C-8 Holder, initial Note A-1-C-9 Holder, initial Note A-1-C-10 Holder and initial Note B-1 Holder, JPMorgan Chase Bank, National Association as initial Note A-2-S-1 Holder, initial Note A-2-C-1 Holder, initial Note A-2-C-2 Holder, initial Note A-2-C-3 Holder, initial Note A-2-C-4 Holder and initial Note B-2 Holder, and DBR Investments Co. Limited as initial Note A-3-S-1 Holder, initial Note A-3-C-1 Holder, initial Note A-3-C-2 Holder, initial Note A-3-C-3 Holder, initial Note A-3-C-4 Holder and initial Note B-3 Holder, relating to the Moffett Towers Buildings A, B & C Whole Loan.
99.16	Agreement Between Noteholders, dated as of May 15, 2020, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1-A-1 Holder, Initial Note A-1-A-2 Holder, Initial Note A-1-A-3 Holder, Initial Note A-1-A-4 Holder, Initial Note A-1-A-5 Holder, Initial Note A-1-A-6 Holder, Initial Note A- 1-A-7 Holder and Initial Note A-1-A-8 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-1-B Holder, Deutsche Bank AG, New York Branch, as Initial Note A-1-C-1 Holder and Initial Note A-1-C-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-1-D Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2 Holder, relating to the BX Industrial Portfolio Whole Loan.

6

99.17	Amended and Restated Agreement between Noteholders, dated as of July 23, 2020, by and among Wilmington Trust, National Association, as Trustee on behalf of the Registered Holders of the BX Commercial Mortgage Trust 2020-VIVA, Commercial Mortgage Pass-Through Certificates, Series 2020-VIVA, as Initial Noteholder of Note A-1, Note A-2, Note A-3, Note A-4, Note B-1-A, Note B-2-A, Note B-3-A, Note B-4-A, Note B-1-B, Note B-2-B, Note B-3-B, Note B-4-B, Note C-1, Note C-2, Note C-3 and Note C-4, Citi Real Estate Funding Inc., as Initial Noteholder of Note A-5, Note A-9, Note B-5-A, Note B-9-A and Note B-5-B, Barclays Capital Real Estate Inc., as Initial Noteholder of Note A-6, Note B-6-A and Note B-6-B, German American Capital Corporation, as Initial Noteholder of Note A-7, B-7-A and Note B-7-B, Societe Generale Financial Corporation, as Initial Noteholder of Note A-8, Note A-12, Note B-8-A, Note B-12-A and Note B-8-B, Barclays Bank PLC, as Initial Noteholder of Note A-10 and Note B-10-A, and Deutsche Bank AG, New York Branch, as Initial Noteholder of Note A-11 and Note B-11-A, relating to the MGM Grand & Mandalay Bay Whole Loan.
99.18	Co-Lender Agreement, dated as of December 20, 2019, by and among Goldman Sachs Bank USA, as Initial Note A-1-S-1 Holder, Initial Note A-1-C-1 Holder, Initial Note A-1-C-2 Holder, Initial Note A-1-C-3 Holder, Initial Note A-1-C-4 Holder, Initial Note A-1-C-5 Holder, Initial Note A-1-C-6 Holder, Initial Note A-1-C-7 Holder and Initial Note B-1 Holder, DBR Investments Co. Limited, as Initial Note A-2-S-1 Holder, Initial Note A-2-C-1 Holder, Initial Note A-2-C-2 Holder, Initial Note A-2-C-3 Holder, Initial Note A-2-C-4 Holder, Initial Note A-2-C-5 Holder, Initial Note A-2-C-6 Holder, Initial Note A-2-C-7 Holder and Initial Note B-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3-S-1 Holder, Initial Note A-3-C-1 Holder, Initial Note A-3-C-2 Holder, Initial Note A-3-C-3 Holder, Initial Note A-3-C-4 Holder, Initial Note A-3-C-5 Holder, Initial Note A-3-C-6 Holder, Initial Note A-3-C-7 Holder and Initial Note B-3 Holder and Wells Fargo Bank, National Association, as Initial Note A-4-S-1 Holder, Initial Note A-4-C-1 Holder, Initial Note A-4-C-2 Holder, Initial Note A-4-C-3 Holder, Initial Note A-4-C-4 Holder, Initial Note A-4-C-5 Holder, Initial Note A-4-C-6 Holder, Initial Note A-4-C-7 Holder and Initial Note B-4 Holder, relating to the 1633 Broadway Whole Loan.
99.19	Agreement Between Noteholders, dated as of May 21, 2020, by and among Goldman Sachs Bank USA, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, Initial Note A- 1-4 Holder, Initial Note A-1-5 Holder, Initial Note A-1-6 Holder, Initial Note A-1-7 Holder, Initial Note A-1-8 Holder, Initial Note A-1-9 Holder, Initial Note A-1-10 Holder, Initial Note A- 1-11 Holder, Initial Note A-1-12 Holder, Initial Note A-1-13 Holder, Initial Note A-1-14 Holder, Initial Note A-1-15 Holder, Initial Note A-1-16 Holder and Initial Note A-1-17 Holder, and Bank of America, N.A., as Initial Note A-2-1 Holder, Initial Note A-2-2 Holder, Initial Note A-2-3 Holder and Initial Note A-2-4 Holder, relating to the 711 Fifth Avenue Whole Loan.
99.20	Agreement Between Noteholders, dated as of July 31, 2020, by and between DBR Investments Co. Limited, as Initial Note A-1 Holder, and DBR Investments Co. Limited, as Initial Note A-2 Holder, relating to the 280 North Bernardo Whole Loan.
99.21	Co-lender Agreement, dated as of July 31, 2020, between JPMorgan Chase Bank, National Association as Initial Note A-1 Holder and Initial Note A-2 Holder, and Citi Real Estate Funding Inc. as Initial Note A-3 Holder and Initial Note A-4 Holder, relating to the 420 Taylor Street Whole Loan.
99.22	Co-Lender Agreement, dated as of February 6, 2020, by and between JPMorgan Chase Bank, National Association as Initial Note A-1 Holder and JPMorgan Chase Bank, National Association as Initial Note A-2 Holder, relating to the 3000 Post Oak Whole Loan.
99.23	Second Amended and Restated Agreement Between Noteholders, dated as of April 24, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1-A Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-B Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-C Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-D Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-E Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-F Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-G Holder, JPMorgan Chase Bank, National Association, as Initial Note A-1-H Holder, JPMorgan Chase Bank, National Association, as Initial Note B Holder, and Security Benefit Life Insurance Company, as Current Note C Holder, relating to the Chase Center Tower I Whole Loan.

7

99.24	Second Amended and Restated Agreement Between Noteholders, dated as of April 24, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-2-A Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-B Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-C Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-D Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-E Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-F Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-G Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-H Holder, JPMorgan Chase Bank, National Association, as Initial Note B Holder, and Security Benefit Life Insurance Company, as Current Note C Holder, relating to the Chase Center Tower II Whole Loan.
99.25	Agreement Between Noteholders dated as of July 31, 2020 by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder and Goldman Sachs Bank USA, as Initial Note A-2 Holder, relating to the Brass Professional Center Whole Loan.
99.26	Co-Lender Agreement, dated as of January 31, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, relating to the Apollo Education Group HQ Campus Whole Loan.
99.27	Agreement Between Note Holders, dated as of December 9, 2019, by and between Morgan Stanly Bank, N.A. as Initial Note A-1-S1 Holder, Initial Note A-1-S2 Holder, Initial Note A-1-RL Holder, Initial Note A-1-C1 Holder, Initial Note A-1-C2 Holder, Initial Note A-1-C3 Holder, Initial Note A-1-C4 Holder, Initial Note A-1-C5 Holder, Initial Note B-1-S Holder, Initial Note B-1-RL Holder and Initial Note C-1-S Holder, Citi Real Estate Funding Inc. as Initial Note A-2-S1 Holder, Initial Note A-2-S2 Holder, Initial Note A-2-RL Holder, Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder, Initial Note A-2-C3 Holder, Initial Note A-2-C4 Holder, Initial Note A-2-C5 Holder, Initial Note B-2-S Holder, Initial Note B-2-RL Holder and Initial Note C-2-S Holder, and JPMorgan Chase Bank, National Association as Initial Note A-3-S1 Holder, Initial Note A-3-S2 Holder, Initial Note A-3-RL Holder, Initial Note A-3-C1 Holder, Initial Note A-3-C2 Holder, Initial Note A-3-C3 Holder, Initial Note A-3-C4 Holder, Initial Note A-3-C5 Holder, Initial Note B-3-S Holder, Initial Note B-3-RL Holder and Initial Note C-3-S Holder, relating to the Bellagio Hotel and Casino Whole Loan.
99.28	Agreement Between Noteholders, dated as of January 30, 2020, by and between DBR Investments Co. Limited, as Initial Note A-1 Holder, DBR Investments Co. Limited, as Initial Note A-2 Holder, DBR Investments Co. Limited, as Initial Note A-3 Holder, DBR Investments Co. Limited, as Initial Note A-4 Holder, DBR Investments Co. Limited, as Initial Note A-5 Holder, and DBR Investments Co. Limited, as Initial Note A-6 Holder, relating to the Southcenter Mall.
99.29	Co-Lender Agreement, dated as of December 3, 2019, by and among JPMorgan Chase Bank, National Association, as initial holder of Note A-1-1, Note A-1-2, Note A-1-3 and Note A-1-4, Societe Generale Financial Corporation, as initial holder of Note A-2-1, Note A-2-2, Note A-2-3 and Note A-2-4, and Wells Fargo Bank, National Association, as initial holder of Note A-3-1, Note A-3-2, Note A-3-3 and Note A-3-4, relating to the Kings Plaza Whole Loan.

8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By: /s/ Matt Smith
Name: Matt Smith
Title: Director

By: /s/ Helaine Kaplan
Name: Helaine Kaplan
Title: Managing Director

Dated: July 31, 2020

9